                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 August 20, 2002

                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

Colorado                                0-11730                     84-1089377
(State or other jurisdiction      (Commission File No.)          I.R.S. Employer
        of incorporation)                                    (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington                       98117
           (Address of principal executive offices)              (Zip Code)

                                 (206) 297-6151
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     (a) On August 18, 2002,  Cognigen  issued a press  release  announcing  its audited  financial  results  for the fiscal  year ended June 30,  2002,  and its fourth quarter financial results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)      Financial Statements of Business Acquired

             None

    (b)      Pro Forma Financial Information

             None

    (c)      Exhibits

             Exhibit 99       News Release issued by Cognigen Networks, Inc. on August 18, 2002

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  August 20, 2002                     COGNIGEN NETWORKS, INC.

                               By:      /s/  David L. Jackson
                                        David L. Jackson
                                        Senior Vice President of Corporate and
                                        Public Affairs and Secretary